UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

SYNOVA HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51492	91-1951171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 N. Providence Road, Suite 6010, Media, Pennsylvania 19063

(Address of principal executive offices) (Zip Code)

(610) 565-7080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Our board of directors has appointed J. Jeffrey Fox and Alan B. Levin as directors effective August 8, 2007 to fill two of the three vacant positions on the board. Each director shall serve until the date of the 2008 Annual Meeting of Stockholders, and until his successor is duly elected and qualified or until his earlier resignation or removal.

In addition, the board of directors granted to each of Mr. Fox and Mr. Levin a restricted stock award in the amount of 72,222 shares of our common stock pursuant to the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan (the “Incentive Plan”). These restricted stock awards vest in full on August 8, 2008 and such vesting is contingent on the continued membership of Mr. Fox and Mr. Levin on the board of directors as of and through the date of our 2008 Annual Meeting of Stockholders.

The board of directors has not presently determined upon which committees, if any, these directors will be asked to serve. Once determined, committee assignments, if any, will be disclosed by amendment to this Current Report on Form 8-K.

A copy of the press release announcing the appointment of Mr. Fox and Mr. Levin is attached as Exhibit 99.1 hereto.

(e) On August 7, 2007, at our 2007 Annual Meeting of Stockholders, our stockholders approved an amendment to the Incentive Plan (the “Amendment”), which was previously approved by the Board of Directors on June 20, 2007. The purpose of the Amendment was to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance under the Incentive Plan from one million five hundred thousand (1,500,000) shares to three million (3,000,000) shares.

We have provided a summary description of the Incentive Plan in our Definitive Proxy Statement filed with the Securities and Exchange Commission on July 3, 2007 under “Proposal 2 – Amendment of the Synova Healthcare Group, Inc. 2005 Equity Incentive Plan to increase the number of authorized shares from 1,500,000 to 3,000,000 – General Description of the 2005 Equity Incentive Plan.” Such description is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2007

SYNOVA HEALTHCARE GROUP, INC.

By:	/s/ Stephen E. King
Name:	Stephen E. King
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued August 9, 2007.